Inventories	12 Months Ended
Dec. 31, 2025
Inventories [Abstract]
INVENTORIES
4.	INVENTORIES

($ thousands)	December 31, 2025	December 31, 2024
Oil inventories	$7,068	$3,650
Warehouse materials and supplies	9,114	11,296
Emissions credits held for use	4,414	-
Inventories	$20,596	$14,946

At December 31, 2025 and 2024 all inventory was carried at cost with no amounts carried at net realizable value. During the year ended December 31, 2025, $485.3 million (2024 - $603.1 million) of oil inventories were recorded within the respective cost components, which are composed of operating expenses, diluent expense, transportation expense and depletion and depreciation in the consolidated statements of comprehensive income. For the years ended December 31, 2025, and 2024, the Company did not recognize any write-down of inventory.